THEMAVEN, INC.
STOCK OPTION GRANT NOTICE
(2019 EQUITY INCENTIVE PLAN)

THEMAVEN, INC. (the "***Company***"), pursuant to its 2019 Equity Incentive Plan (the "***Plan***"), hereby grants to Optionholder an option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to all of the terms and conditions described below and in the Option Agreement, the Plan, and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:	James Heckman
Date of Grant:	April 10, 2019
Vesting Commencement Date:	April 10, 2019
Number of Shares Subject to Option:	14,509,205
Exercise Price (Per Share):	$0.46
Total Exercise Price:	$6,674,234
Expiration Date:	April 10, 2029

Type of Grant: ☒ Incentive Stock Option ☐ Nonstatutory Stock Option

Exercise Schedule:
☒ Same as Vesting Schedule
☐ Early Exercise Permitted
☒ Additional or Other: As of the Date of Grant, the Company's Board of Directors has adopted the Plan, but shareholder approval of both the Plan and an increase in the number of authorized shares to be available under the Plan is pending. For this reason, in addition to the vesting schedule described below, you may not exercise the Option until shareholders have approved the Plan and the requisite increase in authorized shares of Common Stock.

Vesting Schedule: As set forth in **Exhibit A** hereto

Payment: By one or a combination of the following items (described in the Option Agreement):

☒ By cash or check
☐ Pursuant to a Regulation T Program if the Shares are publicly traded
☒ By delivery of already-owned shares if the Shares are publicly traded
☒ By a "net exercise" arrangement
☐ By a deferred payment arrangement

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan. Optionholder acknowledges and agrees that this Stock Option Grant Notice and the Option Agreement may not be modified, amended or revised, except in a writing signed by Optionholder and a duly authorized officer of the Company. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of options previously granted and delivered to Optionholder.

TheMaven, Inc.	Optionholder:
DocuSigned by:	DocuSigned by:
By: Paul Edmondson (signature) 83517ECA27DA4D4...	James Heckman (signature)
Name: Paul Edmondson	James Heckman
Title: COO	
Date: 5/23/2019	Date: 5/26/2019

EXHIBITS: Vesting Conditions

ATTACHMENTS: Option Agreement, 2019 Equity Incentive Plan, and Notice of Exercise

EXHIBIT A

VESTING CONDITIONS

Below are vesting conditions applicable the Options referred to in the Option Grant Notice by TheMaven, Inc., a Delaware corporation (the "**Company**") to which this Exhibit is annexed.

- The Options will only vest based on **both** time vesting **and** achieving Company stock price targets:
  - **Time Vesting (the "Time Vesting Overlay")**:
    - Subject to the Stock Price Vesting Conditions below, the Option may be exercised with respect to the first 1/3 of the shares thereunder when the Optionholder completes one year of continuous service beginning with the grant date.
    - Subject to the Stock Price Vesting Conditions below, the Option may be exercised with respect to an additional 1/36th of the shares thereunder when the Optionholder completes each month of continuous service thereafter.
  - **Stock Price Targets and Conditions (the "Stock Price Vesting Conditions")**
    - The Company's common stock must be listed on a national securities exchange registered with the Securities and Exchange Commission under Section 6 of the Securities Exchange Act of 1934, as amended (the "**Exchange**"); and
    - In the event that the price of the Company's common stock traded on the Exchange, based on a 45-day Volume Weighted Average Price ("**VWAP**") during which time the average monthly trading volume of the common stock shall be at least 15% of the company's market capitalization (the "**Stock Price**"), meets a Stock Price Target below, the percentage of shares under the applicable Option listed alongside that Stock Price Target below shall vest (subject to the Time Vesting Overlay):

Stock Price Target	Incremental % of each Option Grant that vests
$0.65	13%
$0.80	20%
$1.00	26%
$1.20	32%
$1.50	37%
$1.75	43%
$2.00	49%
$2.25	53%
$2.50	58%
$2.75	63%
$3.00	67%
$3.25	72%
$3.50	76%
$3.75	80%

$4.00	84%
$4.50	88%
$5.00	92%
$5.50	96%
$6.00	100%

- Other characteristics:
  - Upon a Change in Control, as defined in the Plan, the Company will be deemed to have achieved a Stock Price Target equal to the valuation of the Company's common stock in the applicable transaction.
  - Stock Price Targets are subject to customary and equitable adjustment for changes in the outstanding common stock by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, membership interests, equity securities, separations, reorganizations, liquidations, or the like.

ATTACHMENT I

OPTION AGREEMENT

[SEE ATTACHED]

ATTACHMENT II

2019 EQUITY INCENTIVE PLAN

[SEE ATTACHED]

ATTACHMENT III

NOTICE OF EXERCISE

[SEE ATTACHED]